FIG Partners West Coast Bank CEO Forum February 2017 Brian Vance Chief Executive Officer Don Hinson Chief Financial Officer Bryan McDonald Chief Lending Officer

FORWARD – LOOKING STATEMENT 2 This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: • The expected revenues, cost savings, synergies and other benefits from our other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to, customer and employee retention might be greater than expected; • The credit and concentration risks of lending activities; • Changes in general economic conditions, either nationally or in our market areas; • Competitive market pricing factors and interest rate risks; • Market interest rate volatility; • Balance sheet (for example, loans) concentrations; • Fluctuations in demand for loans and other financial services in our market areas; • Changes in legislative or regulatory requirements or the results of regulatory examinations; • The ability to recruit and retain key management and staff; • Risks associated with our ability to implement our expansion strategy and merger integration; • Stability of funding sources and continued availability of borrowings; • Adverse changes in the securities markets; • The inability of key third-party providers to perform their obligations to us; • Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and • These and other risks as may be detailed from time to time in our filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for the first quarter of 2017 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance.

3 COMPANY OVERVIEW

OVERVIEW 4 Overview NASDAQ Symbol HFWA Market Capitalization $777.3 million Institutional Ownership 73.8% Total Assets $3.88 billion Headquarters Olympia, WA # of Branches 63 Year Established 1927 Note: Financial information as of 12/31/2016 and market information as of 01/27/2017 Three banks, one charter

5 HISTORICAL GROWTH – ORGANIC AND ACQUISITIVE Source: Company financials, as of 12/31/2016 Note: All dollars in millions Acquired North Pacific Bancorporation Acquired Washington Independent Bancshares Inc. Acquired Western Washington Bancorp Completed 2 FDIC deals - Pierce Commercial Bank and Cowlitz Bank acquiring $211M and $345M in assets, respectively Acquired Valley Community Bancshares, Inc. with $254M in assets and Northwest Commercial Bank with $65M in assets Merger with Washington Banking Company  In addition to organic growth, HFWA has completed 6 whole bank mergers and 2 FDIC-assisted transactions since 1998

6 STRONG AND DIVERSE ECONOMIC LANDSCAPE • Thriving local economy with job growth in technology and aerospace sectors • Seattle economy ranks 11th largest in the country by GDP, which increased 4.1% since 2013 • Seattle’s population grew 5.2% from 2010 to 2014 • Washington per capita income ranked 13th in the United States at $51,146, 7.3% higher than the national average* • Fortune 500 companies headquartered in Washington, include Amazon, Costco, Microsoft, PACCAR, Nordstrom, Weyerhaeuser, Expeditors, Alaska Air, Expedia and Starbucks • Seattle home prices increased 10.7% from October 2015 to October 2016** Headquartered in Western Washington Major Operations in Western Washington Note: Information for Seattle MSA, where available Sources: U.S. Department of Commerce, Federal Reserve Bank of St. Louis, Office of Financial Management, U.S. Census Bureau, City of Seattle, Puget Sound Economic Forecaster, National Association of Home Builders, S&P Case-Shiller * Per Office of Financial Management Information as of 7/13/2016 ** Per the Case-Shiller Home Price Index as of October 2016 Joint Base Lewis-McChord

7 FINANCIAL UPDATE

FINANCIAL UPDATE – Q4 & YTD 2016 8 • Diluted earnings per share were $0.33 for the quarter and $1.30 for the year • Return on average assets was 1.03% and return on average tangible common equity was 10.84% for the quarter • Declared a regular cash dividend of $0.12 per share on January 25, 2017 • Total loans receivable, net of allowance for loan losses, increased $60.9 million, or 2.4%, to $2.61 billion for the quarter and increased $237.4 million, or 10.0%, for the year Source: Company financials, as of 12/31/2016

9 LOAN PORTFOLIO Loan Portfolio TrendsLoan Portfolio Mix - % of Total Source: Company financials, as of 12/31/2016 Note: All dollars in millions *Excludes impact from incremental accretion on purchased loans • Total CRE of 54.5% of total loans • Total C&I and owner-occupied CRE of 45.3% of total loans • Core yield on loans of 4.62% YTD 2016* • Total loans, net of deferred costs of $2.64 billion • Loan originations of $206.2 million in Q4 2016 and $879.7 million YTD 1-4 Family 2.9% Owner- Occupied CRE 21.2% Nonowner- Occupied CRE 33.4% Commercial & Industrial 24.2% Construction & Land Development 6.0% Consumer 12.3% $1,029 $1,232 $2,257 $2,410 $2,652 89.4% 86.0% 76.7% 76.6% 81.2% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2012 2013 2014 2015 2016 Loans Receivable, net Net Loans / Deposits Ratio

10 KING COUNTY METRO Source: Company financials, as of 12/31/2016 Note: All dollars in millions Funds Under Management = Loans + Deposits $276 $284 $365 $400 $440 $83 $75 $105 $101 $99 $- $100 $200 $300 $400 $500 $600 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Loans Deposits $359$359 $470 $501 $538

11 DEPOSIT PROFILE Deposit TrendsDeposit Mix - % of Total Source: Company financials, as of 12/31/2016 Note: All dollars in millions • Noninterest bearing demand of 27.3% of total deposits • Non-maturity deposits of 88.9% of total deposits • Cost of total deposits of 0.16% for the year $1,118 $1,399 $2,906 $3,108 $3,230 22.1% 25.0% 24.4% 24.8% 27.3% 20.0% 21.0% 22.0% 23.0% 24.0% 25.0% 26.0% 27.0% 28.0% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2012 2013 2014 2015 2016 Total Deposits Noninterest Bearing Demand % of Total Deposits Noninterest Bearing Demand 27.3% NOW Accounts 29.8% Money Market Accounts 16.2% Savings Accounts 15.6% Certificates of Deposits 11.1%

12 NET INTEREST MARGIN TRENDS Net Interest Margin (Core vs. Accretion)* Source: Company financials, as of 12/31/2016 *Impact on net interest margin from incremental accretion on purchased loans 3.86% 3.87% 3.84% 3.76% 3.69% 3.82% 3.71% 3.77% 3.68% 0.88% 0.44% 0.35% 0.24% 0.28% 0.22% 0.29% 0.18% 0.17% 4.74% 4.31% 4.19% 4.00% 3.97% 4.04% 4.00% 3.95% 3.85% 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% 5.00% Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Core NIM Accretion* Net Interest Margin

13 CASH, INTEREST EARNING DEPOSITS & INVESTMENT SECURITIES Cash, Interest Earning Deposits & Investment SecuritiesInvestment Portfolio Mix Source: Company financials, as of 12/31/2016 Note: All dollars in millions • Total cash, interest earning deposits and investment securities of $898.4 million, or 23.2% of total assets • Average yield on taxable investment securities of 1.86% in Q4 2016 • Average yield on non-taxable investment securities of 2.23% in Q4 2016 (tax equivalent yield of 3.35%) $154 $199 $779 $812 $795 $107 $146 $132 $133 $104 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2012 2013 2014 2015 2016 Total Investment Securities Cash & Interest Earning Deposits MBS & CMOs U.S. Gov't Agency 65.1%Municipal Securities 29.9% US Treasury & U.S. Gov't Agency 0.2% Corporate & CLOs 3.4% Other 1.4%

14 NON-INTEREST EXPENSE Source: Company financials, as of 12/31/2016 Note: All dollars in thousands Overhead Ratio = Ratio of non-interest expense (annualized) to average total assets Non-Interest Expense Detail and Overhead Ratio $21,372 $27,903 $46,745 $48,074 $45,068 $29,020 $31,612 $52,634 $58,134 $61,405 3.72% 3.86% 3.49% 3.01% 2.78% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2012 2013 2014 2015 2016 Non-Compensation Expense Compensation & Benefits Expense Overhead Ratio

CREDIT QUALITY TRENDS 15 Source: Company financials, as of 12/31/2016 Note: All dollars in thousands - - - - $29,746 $29,667 $28,426 $30,211 $31,083 1.24% 1.21% 1.13% 1.17% 1.18% 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 1.35% 1.40% 1.45% 1.50% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 A LL L/ L o a n s, n et A LL L ALLL ALLL / Loans Receivable, net ALLL/Loans Receivable, net $29,746 $29,667 $28,426 $30,211 $31,083 1.24% 1.21% 1.13% 1.17% 1.18% 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 1.35% 1.40% 1.45% 1.50% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 A LL / Lo a n s R ec ei va bl e, n et A LL L ALLL ALLL / Loans Receivable, net $382 $1,218 $2,361 $(290) $305 0.06% 0.20% 0.38% -0.05% 0.05% -0.10% -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% $(500) $- $500 $1,000 $1,500 $2,000 $2,500 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 N CO s / A vg . L o a n s N e t C h a rg e -O ff s/ (R ec o ve ri es ) Net Charge Offs /(Recoveries) Net Charge-Offs and NCOs Annualized/Avg. Loans NPAs / Assets $1,124 $1,139 $1,120 $1,495 $1,177 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Pr o vi si o n Ex p en se Provision Expense 0.32% 0.39% 0.41% 0.30% 0.30% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 N PA s / A ss et s

CAPITAL RATIO TRENDS 16Source: Company financials, as of 12/31/2016 - - - - Tier-1 Capital Ratio 11.3% 10.2% 10.4% 10.3% 0.00% 4.00% 8.00% 12.00% 2013 2014 2015 2016 11.4% 9.8% 9.7% 9.5% 0.00% 4.00% 8.00% 12.00% 2013 2014 2015 2016 15.5% 13.9% 12.7% 12.1% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 2013 2014 2015 2016 16.8% 15.1% 13.7% 13.1% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 2013 2014 2015 2016 Tangible Common Equity Ratio Risk Based Capital Ratio Leverage Ratio

PROFITABILITY TRENDS 17 Source: Company financials, as of 12/31/2016 Note: All dollars in thousands, except per share - - - - Diluted Earnings Per Share $0.32 $0.30 $0.30 $0.37 $0.33 $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 ROAA $9,493 $9,091 $8,895 $11,039 $9,893 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Dividends Per Share* 1.04% 1.00% 0.96% 1.16% 1.03% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 11.04% 10.48% 10.03% 11.99% 10.84% 9.00% 9.50% 10.00% 10.50% 11.00% 11.50% 12.00% 12.50% Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 ROATCE Net Income

TOTAL SHAREHOLDER RETURN 18 Total Return* – Last Twelve Months Source: SNL Financial, as of 01/27/2017 Note: SNL U.S. Bank $1B-$5B index includes banks nationwide with total assets of $1.0 billion to $5.0 billion *Total return includes stock price appreciation and reinvested dividends **Average Street EPS estimates, per FactSet Research Systems, Inc. ***Dividends based on date declared +24.7% +58.7% +59.1% - - Dividends Per Share*** +50.5% Dividends Per Share*** Ticker HFWA Exchange NASDAQ Stock Price 25.95$ Market Cap. ($MM) 777.3$ Dividend Yield (Regular Div. Only) 1.85% Average Daily Volume (3 Mo.) Avg. Daily Volume (Shares) 131,831 Avg. Daily Volume ($000s) 3,421$ 52-Week High / Low Price 52-Week High (1/26/2017) 26.98$ 52-Week Low (6/27/2016) 16.40$ Per Share Tg. Book Value Per Share 11.86$ EPS - 2017E** 1.33$ Number of Research Analysts 6 Valuation Ratios Price / Tg. Book Value 218.7% Price / 2017E EPS** 19.6x

HFWA INVESTMENT THESIS 19 • Western Washington geographic footprint with vibrant economy and attractive long-term demographics • Continued focus on growth trends and capital management – Grow organically and continue to evaluate M&A opportunities – Continue to focus on improving shareholder value • Attractive valuation

20 APPENDIX

HISTORICAL FINANCIAL HIGHLIGHTS

Heritage Financial CORPORATION

	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Balance Sheet							
Total Assets	$ 3,480,324	$ 3,595,378	$ 3,650,792	$ 3,678,032	$ 3,756,876	$ 3,846,376	$ 3,875,077
Asset Growth (Anlzd. vs. Prior Period)	2.6%	13.2%	6.2%	3.0%	8.6%	9.5%	3.0%
Total Loans, net of deferred costs (Incl. HFS)	$ 2,354,241	$ 2,412,025	$ 2,409,724	$ 2,466,184	$ 2,531,731	$ 2,587,941	$ 2,652,411
Loan Growth (Anlzd. vs. Prior Period)	17.3%	9.8%	-0.4%	9.4%	10.6%	8.9%	9.9%
Total Deposits	$ 2,946,487	$ 3,054,198	$ 3,108,287	$ 3,130,929	$ 3,158,906	$ 3,242,421	$ 3,229,648
Deposit Growth (Anlzd. vs. Prior Period)	5.5%	14.6%	7.1%	2.9%	3.6%	10.6%	-1.6%
Net Loans / Deposits Ratio	78.9%	78.0%	76.6%	77.8%	79.2%	78.9%	81.2%
Cash and Securities / Total Assets	23.7%	24.6%	25.9%	25.1%	24.5%	24.4%	23.2%
Noninterest Bearing Deposits (% of Total)	24.7%	25.0%	24.8%	25.4%	26.0%	26.7%	27.3%
Non-maturity deposits (% of Total)	84.3%	85.7%	86.5%	87.0%	87.7%	88.6%	88.9%
Capital Adequacy							
Tangible Common Equity	$ 330,264	$ 340,355	$ 342,152	$ 352,698	$ 362,938	$ 369,251	$ 355,360
Tangible Common Equity Ratio	9.9%	9.8%	9.7%	9.9%	10.0%	9.9%	9.5%
Leverage Ratio	10.6%	10.5%	10.4%	10.5%	10.5%	10.5%	10.3%
Risk Based Capital Ratio	14.1%	13.4%	13.7%	13.6%	13.0%	13.0%	13.1%
Credit Quality Ratios							
NPAs / Total Assets	0.39%	0.33%	0.32%	0.39%	0.41%	0.30%	0.30%
NCOs (Anlzd.)/ Avg. Loans	0.13%	0.02%	0.06%	0.20%	0.38%	-0.05%	0.05%
ALLL / Gross Loans	1.20%	1.21%	1.24%	1.21%	1.13%	1.17%	1.18%
Income Statement and Performance Ratios							
Net Interest Income	$ 32,470	$ 31,940	$ 32,535	$ 32,760	$ 33,085	$ 33,606	$ 33,055
Net Income	$ 8,725	$ 9,492	$ 9,493	$ 9,091	$ 8,895	$ 11,039	$ 9,893
ROAA	1.01%	1.06%	1.04%	1.00%	0.96%	1.16%	1.03%
Net Interest Margin	4.19%	4.00%	3.97%	4.04%	4.00%	3.95%	3.85%
Noninterest Expense / Avg. Assets	3.01%	3.05%	2.92%	2.91%	2.87%	2.81%	2.78%
Avg Assets Per Employee	$ 4,552	$ 4,634	$ 4,837	$ 4,934	$ 4,993	$ 5,141	$ 5,094
Efficiency Ratio	66.3%	65.9%	66.9%	66.3%	66.8%	61.7%	65.0%

(1) Operating revenue = net interest income + non-interest income

Source: Company financials, as of 12/31/2016
Note: All dollars in thousands

21

DISCOUNTS ON ACQUIRED LOANS 22 • $13.5 million remaining loan discount on acquired loans Source: Company information, as of 12/31/2016 Note: All dollars in thousands $21,639 $20,350 $18,563 $17,494 $14,747 $13,525 2.48% 2.41% 2.31% 2.35% 2.12% 2.09% 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 09/30/15 12/31/15 03/31/16 06/30/16 09/30/16 12/31/16 Remaining Loan Mark Discount % Acquired Loans 9/30/2015 Loan Balance 871,827$ Remaining Loan Mark 21,639$ Recorded Investment 850,188$ Discount % 2.48% 12/31/2015 Loan Balance 844,549$ Remaining Loan Mark 20,350$ Recorded Investment 824,199$ Discount % 2.41% 3/31/2016 Loan Balance 801,913$ Remaining Loan Mark 18,563$ Recorded Investment 783,350$ Discount % 2.31% 6/30/2016 Loan Balance 745,480$ Remaining Loan Mark 17,494$ Recorded Investment 727,986$ Discount % 2.35% 9/30/2016 Loan Balance 696,577$ Remaining Loan Mark 14,747$ Recorded Investment 681,830$ Discount % 2.12% 12/31/2016 Loan Balance 648,549$ Remaining Loan Mark 13,525$ Recorded Investment 635,024$ Discount % 2.09%